UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2004

CIRCUIT CITY CREDIT CARD MASTER TRUST

(Exact name of registrant as specified in its charter)

Laws of the United States	33-99362	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The Certificateholders Statement for the month of October 2004 was distributed to the Series 2002-1 Certificateholders on November 15, 2004.

The Certificateholders Statement for the month of October 2004 was distributed to the Series 2003-2 Certificateholders on November 15, 2004.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following is filed as an exhibit to this report under Exhibit 99:

Exhibit No.	Description
99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of October 2004.

99.3	Series 2003-2 Certificateholders Statement for the month of October 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRCUIT CITY CREDIT CARD MASTER TRUST

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Formerly BANK ONE, DELAWARE, NATIONAL ASSOCIATION), as Servicer

By:	/s/ Patricia Garvey
Name: Patricia Garvey
Title: Vice President

Date: November 15, 2004

CIRCUIT CITY CREDIT CARD MASTER TRUST

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of October 2004.

99.3	Series 2003-2 Certificateholders Statement for the month of October 2004.